                                                                   Exhibit 10.23



                 SECOND AMENDMENT TO FIRST AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                      AMONG

                              SWIFT ENERGY COMPANY
                           SWIFT ENERGY OPERATING, LLC
                                   AS BORROWER

                            JPMORGAN CHASE BANK, N.A.
                             AS ADMINISTRATIVE AGENT

                 WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION
                              AS SYNDICATION AGENT

                                   BNP PARIBAS
                              AS SYNDICATION AGENT

                                     CALYON
                             AS DOCUMENTATION AGENT

                                SOCIETE GENERALE
                             AS DOCUMENTATION AGENT

                                       AND

                          THE LENDERS SIGNATORY HERETO

                                       AND
                          J.P. MORGAN SECURITIES, INC.
                   AS SOLE LEAD ARRANGER AND SOLE BOOK RUNNER

                        Effective as of December 28, 2005

                            ------------------------

                 Revolving Line of Credit of up to $400,000,000
                        with Letter of Credit Subfacility

                            -------------------------

                                TABLE OF CONTENTS

                                                                                            PAGE

  ARTICLE I       DEFINITIONS                                                                2
         1.01     Terms Defined Above                                                        2
         1.02     Terms Defined in Agreement                                                 2
         1.03     References                                                                 2
         1.04     Articles and Sections                                                      2
         1.05     Number and Gender                                                          2
  ARTICLE II AMENDMENTS                                                                      2
         2.01     Substitution of New Swift and Operating for Old Swift as Borrower          2
         2.02     Clarification of Certain Provisions                                        2
         2.03     Amendment of Exhibit I                                                     3
         2.04     Amendment of Exhibit VIII                                                  3
  ARTICLE III CONDITIONS                                                                     3
         3.01     Receipt of Documents                                                       3
         3.02     Accuracy of Representations and Warranties                                 4
         3.03     Matters Satisfactory to Lenders                                            4
  ARTICLE IV REPRESENTATIONS AND WARRANTIES                                                  4
  ARTICLE V RATIFICATION                                                                     4
  ARTICLE VI MISCELLANEOUS                                                                   4
         6.01     Scope of Amendment                                                         4
         6.02     Agreement as Amended                                                       4
         6.03     Parties in Interest                                                        4
         6.04     Rights of Third Parties                                                    4
         6.05     ENTIRE AGREEMENT                                                           5
         6.06     JURISDICTION AND VENUE                                                     5

Exhibit I         -        Form of Promissory Note
Exhibit VIII      -        Subsidiaries and Partnerships

         SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         This SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is made and entered into effective as of December 28, 2005, by and among SWIFT ENERGY COMPANY, a Texas corporation, and SWIFT ENERGY OPERATING, LLC, a Texas limited liability company, (collectively the "Borrower"), each lender that is a signatory hereto or becomes a signatory hereto as provided in Section 9.1 of the Credit Agreement (individually, together with its successors and assigns, a "Lender" and, collectively, together with their respective successors and assigns, the "Lenders"), and JPMORGAN CHASE BANK, N.A., (successor by merger to Bank One, NA (Main Office Chicago)), a national banking association, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity pursuant to the terms hereof, the "Administrative Agent"), J.P. MORGAN SECURITIES, INC. as Sole Lead Arranger and Sole Book Runner, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent, BNP PARIBAS, as Syndication Agent, CALYON as Documentation Agent and SOCIETE GENERALE as Documentation Agent.

                               W I T N E S S E T H

         WHEREAS, SWIFT ENERGY COMPANY, a Texas corporation ("Old Swift") was the Borrower in the First Amended and Restated Credit Agreement dated June 29, 2004, as amended by First Amendment to First Amended and Restated Credit Agreement dated October 21, 2005 (the "Agreement"), to which reference is made for all purposes;

         WHEREAS, Old Swift merged with Swift Energy Operating, LLC ("Operating"), a Texas limited liability company, with Operating being the surviving entity;

         WHEREAS Swift Energy Company, a Texas corporation ("New Swift") was formed on December 15, 2005, and Swift Energy USA, Inc., a Delaware corporation ("USA") was formed on December 28, 2005;

         WHEREAS New Swift, Old Swift, and Operating entered into a Plan and Agreement and Articles of Merger to Form Holding Company dated effective December 28, 2005, wherein New Swift is the public parent holding company. USA is a wholly owned subsidiary of New Swift and USA is the direct parent company of Operating;

         WHEREAS, pursuant to a letter dated October 25, 2004, the Lenders consented to Old Swift implementing the holding company structure and Old Swift agreed to add New Swift and Old Swift's successor corporation, Operating, as Borrowers to the Credit Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Second Amendment, the parties hereto agree as follows:



                                    ARTICLE I

                                   DEFINITIONS

         1.01 Terms Defined Above. As used herein, each of the terms "Administrative Agent," "Agreement," "Borrower," "Second Amendment," "Lender," and "Lenders" shall have the meaning assigned to such term hereinabove.

         1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

         1.03 References. References in this Second Amendment to Article or Section numbers shall be to Articles and Sections of this Second Amendment, unless expressly stated herein to the contrary. References in this Second Amendment to "hereby," "herein," hereinafter," hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Second Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

         1.04 Articles and Sections. This Second Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Second Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

         1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.


                                   ARTICLE II
                                   AMENDMENTS

         The Borrower, Administrative Agent and the Lenders hereby amend the Agreement in the following particulars:

         2.01 Substitution of New Swift and Operating for Old Swift as Borrower. New Swift and Operating are hereby substituted for Old Swift as the Borrower in the Agreement. New Swift and Operating agree to be bound by all of the terms and provisions of the Agreement and shall be liable for all of the Obligations under the Agreement.

         2.02 Clarification of Certain Provisions. Certain provisions of the Agreement are hereby revised to clarify that (i) all references to financial statements and financial terms relating to the Borrower are to New Swift on a consolidated (or consolidating, as applicable) basis, (ii) the dividend covenant in Section 6.5 will apply only to New Swift and not to Operating, (iii) Section
6.6 (Changes in Corporate Structure) will apply to both New Swift and Operating; and any compliance certificate and other certificates required to be signed by the chief financial officer of Borrower shall mean the chief financial officer of both New Swift and Operating.

         2.03 Amendment of Exhibit I. Exhibit I, i.e. the "Form of Promissory Note" shall be as set forth on Exhibit I to this Second Amendment to First Amended and Restated Credit Agreement.

         2.04 Amendment of Exhibit VIII. Exhibit VIII, i.e. "Subsidiaries and Partnerships" shall be as

                                   ARTICLE III
                                   CONDITIONS

         The obligation of the Lenders to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

         3.01 Receipt of Documents. The Lenders shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lenders:

         (a) multiple counterparts of this Second Amendment, as requested by the Lender;

         (b) the Notes;

         (c) Ratification of and Amendment to Act of Mortgage and Security Agreement;

         (d) Ratification of and Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Production;

         (e)  Ratification of and Amendment to Security Agreement;

         (f) copies of the formation documents of the Borrower and all amendments thereto, accompanied by a certificate dated the Closing Date issued by the secretary or an assistant secretary or another authorized representative of the Borrower to the effect that each such copy is correct and complete;

         (g) a certificate of incumbency, including specimen signatures of all officers or other representatives of the Borrower who are authorized to execute Loan Documents on behalf of the Borrower, such certificate being executed by the secretary or an assistant secretary or another authorized representative of the Borrower;

         (h) copies of resolutions of the Borrower, adopted by the board of directors of the Borrower approving the Loan Documents to which the Borrower is a party and authorizing the transactions contemplated herein and therein, accompanied by a certificate dated the Closing Date issued by the secretary or assistant secretary or another authorized representative of the Borrower to the effect that such copies are true and correct copies of resolutions duly adopted and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or rescinded in any respect, and are in full force and effect as of the date of such certificate; and

         (i) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Administrative Agent may reasonably request.

         3.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Second Amendment shall be true and correct.

         3.03 Matters Satisfactory to Lenders. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Administrative Agent and the Lenders.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby expressly re-makes, in favor of the Lenders, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                    ARTICLE V
                                  RATIFICATION

         Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Second Amendment.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.01 Scope of Amendment. The scope of this Second Amendment is expressly limited to the matters addressed herein and this Second Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Second Amendment.

         6.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Second Amendment.

         6.03 Parties in Interest. All provisions of this Second Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns.

         6.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Administrative Agent, the Lenders and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lenders at any time if in their sole discretion it deems it advisable to do so.

         6.05 ENTIRE AGREEMENT. THIS SECOND AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS SECOND AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTES REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         6.06 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS SECOND AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER, THE ADMINISTRATIVE AGENT OR THE LENDERS IN ACCORDANCE WITH THIS SECTION.


                  (Remainder of Page Intentionally Left Blank)

         IN WITNESS WHEREOF, this Agreement is executed effective as of the date first above written.

                                       BORROWER:

                                       SWIFT ENERGY COMPANY



                                       By: s/ Alton D. Heckaman, Jr.
                                           -------------------------------------
                                           Alton D. Heckaman, Jr.
                                           Executive Vice President and
                                           Chief Financial Officer



                                       By: s/ Adrian D. Shelley
                                           -------------------------------------
                                           Adrian D. Shelley
                                           Treasurer



                                       SWIFT ENERGY OPERATING, LLC



                                       By: s/ Alton D. Heckaman, Jr.
                                           -------------------------------------
                                           Alton D. Heckaman, Jr.
                                           Executive Vice President and
                                           Chief Financial Officer



                                       By: s/ Adrian D. Shelley
                                           -------------------------------------
                                           Adrian D. Shelley
                                           Treasurer
Address for Notices:
Swift Energy Company
Swift Energy Operating, LLC
16825 Northchase Drive, Suite 400
Houston, Texas  77060
Attention:  Alton D. Heckaman, Jr.
Telecopy:  (281) 874-2701



                       (Signatures Continued on Next Page)

                                       ADMINISTRATIVE AGENT AND LENDER:

                                       JPMORGAN CHASE BANK, N.A., (successor
                                       by merger to Bank One, NA (Main Office
                                       Chicago))



                                       By: s/ Jo Linda Papadakis
                                           -------------------------------------
                                           Jo Linda Papadakis
                                           Vice President
Applicable Lending Office
for Alternative Base Rate Loans and
Eurodollar Rate Loans:

One Bank One Plaza
Chicago, Illinois  60670


Address for Notices:

600 Travis, 20th Floor
Houston, Texas  77002
Attention: Charles Kingswell-Smith
Telecopy:  (713) 216-7770


                       (Signatures Continued on Next Page)

                                       LENDER:

                                       BANK OF SCOTLAND



                                       By: s/ Karen Welch
                                           -------------------------------------
                                       Printed Name: Karen Welch
                                                     ---------------------------
                                       Title: Assistant Vice President
                                              ----------------------------------
Applicable Lending Office
for Alternative Base Rate Loans and
Eurodollar Rate Loans:

565 Fifth Avenue
New York, New York 10017
Attention: Shirley Vargas
Telecopy: 212-479-2807

Address for Notices:
1021 Main Street, Suite 1370
Houston, Texas 77002
Attention: Richard Butler
Telecopy: 713-651-9714


                       (Signatures Continued on Next Page)

                                       LENDER:

                                       NATEXIS BANQUES POPULAIRES




                                       By: s/ Donovan C. Broussard
                                           -------------------------------------
                                       Printed Name: Donovan C. Broussard
                                                     ---------------------------
                                       Title: Vice President & Group Manager
                                              ----------------------------------




                                       By: s/ Daniel Payer
                                           -------------------------------------
                                       Printed Name: Daniel Payer
                                                     ---------------------------
                                       Title: Vice President
                                              ----------------------------------

Applicable Lending Office
for Alternative Base Rate Loans and
Eurodollar Rate Loans:

333 Clay Street, Suite 4340
Houston, Texas  77002
Attention: Donovan Broussard


Address for Notices:



_
_
_
Attention:_
Telecopy:_







                       (Signatures Continued on Next Page)

                                       LENDER:

                                       THE BANK OF TOKYO-MITSUBISHI UFJ,
                                       LTD., NEW YORK BRANCH, successor by
                                       merger to UFJ Bank Limited (as of 1/1/06)




                                       By: s/ Takeshi Takahashi
                                           -------------------------------------
                                           Takeshi Takahashi
                                           Senior Vice President & Group Head

Applicable Lending Office
for Alternative Base Rate Loans and
Eurodollar Rate Loans:

1251 Avenue of the Americas
New York, NY 10020-1104
Attention: Loan Operations

Address for Notices:
1251 Avenue of the Americas
New York, NY 10020-1104
Attention: Structured Finance Group
Telecopy: 212-782-6442


                       (Signatures Continued on Next Page)

                                           DOCUMENTATION AGENT AND LENDER:

                                           SOCIETE GENERALE




                                           By: s/ Elena Robeiuc
                                               ---------------------------------
                                           Printed Name: Elena Robeiuc
                                                         -----------------------
                                           Title: Vice President
                                                  ------------------------------

Applicable Lending Office
for Alternative Base Rate Loans and
Eurodollar Rate Loans:

560 Lexington Avenue
New York, New York  10022
Attention: Arlene Tellerman
Telephone: 212-278-6086
Telecopy: 212-278-7490


Address for Notices:

1111 Bagby, Suite 2020
Houston, TX 77002
Attention: Mr. Jason Henderson
  Ms. Elena Robciuc
Telecopy: 713-650-0824


                       (Signatures Continued on Next Page)

                                           DOCUMENTATION AGENT AND LENDER:

                                           CALYON NEW YORK BRANCH




                                           By: s/ Michael Willis
                                               ---------------------------------
                                           Printed Name: Michael Willis
                                                         -----------------------
                                           Title: Vice President
                                                  ------------------------------




                                           By: s/ Bertrand Cond'hamme
                                               ---------------------------------
                                           Printed Name: Bertrand Cord'hamme
                                                         -----------------------
                                           Title: Director
                                                  ------------------------------

Applicable Lending Office
for Alternative Base Rate Loans and
Eurodollar Rate Loans:

1301 Avenue of the Americas, 15th Floor
New York, New York 10019
Attn: Loan Administration Department

with a copy to:

1301 Travis, Suite 2100
Houston, Texas 77002
Attention: Tom Byargeon

Address for Notices:

1301 Avenue of the Americas, 15th Floor
New York, New York 10019
Attn: Loan Administration Department

with a copy to:

1301 Travis, Suite 2100
Houston, TX 77002
Attention: Tom Byargeon
Telecopy: 713-751-0307


                       (Signatures Continued on Next Page)

                                            SYNDICATION AGENT AND LENDER:

                                            WELLS FARGO BANK, NATIONAL
                                            ASSOCIATION




                                            By: s/ Chris Carter
                                                --------------------------------
                                            Printed Name: Chris Carter
                                                          ----------------------
                                            Title: Corporate Officer
                                                   -----------------------------

Applicable Lending Office
for Alternative Base Rate Loans and
Eurodollar Rate Loans:

1740 Broadway, 3rd Floor
Denver, CO  80274
Attention: Tanya Ivie


Address for Notices:

1000 Louisiana St., 3rd Floor
Houston, TX  77002
Attention: Chris Carter


                       (Signatures Continued on Next Page)

                                 SYNDICATION AGENT AND LENDER:

                                 BNP PARIBAS




                                 By: s/ Betsy Jocher          s/ Polly Schott
                                     -------------------------------------------
                                 Printed Name: Betsy Jocher   Polly Schott
                                                                          ------
                                 Title: Vice President        Vice President
                                        ----------------------------------------

Applicable Lending Office
for Alternative Base Rate Loans and
Eurodollar Loans:



Attention:



Address for Notices:



Attention:
Telecopy:


                       (Signatures Continued on Next Page)

                                        LENDER:

                                        COMERICA BANK




                                        By: s/ Huma Vadgama
                                            ------------------------------------
                                        Printed Name: Huma Vadgama
                                                      --------------------------
                                        Title: Vice President
                                               ---------------------------------




Applicable Lending Office
for Alternative Base Rate Loans and
Eurodollar Rate Loans:

39200 Six Mile Road
Livonia, Michigan  48152
Attention: Jeffrey Zelenka
Telecopy: 734-632-2993


Address for Notices:

910 Louisiana, Suite 410
Houston, Texas  77002
Attention:  Huma Vadgama
Telecopy: 713-220-5651


                       (Signatures Continued on Next Page)

                                         LENDER:

                                         AMEGY BANK NATIONAL ASSOCIATION



                                         By: s/ Kenneth R. Batson, III
                                             -----------------------------------
                                             Kenneth R. Batson, III
                                             Vice President, Energy Lending




Applicable Lending Office
for Alternative Base Rate Loans and
Eurodollar Rate Loans:

AMEGY BANK NATIONAL ASSOCIATION
Attention: Dana Chargois


Address for Notices:

P.O. Box 27459
Houston, Texas  77227
Attention: Dana Chargois
Telecopy: 713-693-7467


                       (Signatures Continued on Next Page

                                    EXHIBIT I

                                 PROMISSORY NOTE
$53,292,929.45                    Houston, Texas               December 28, 2005

         FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of JPMORGAN CHASE BANK, N.A. ("Payee"), at the banking quarters of JPMorgan Chase Bank, N.A., in Houston, Harris County, Texas, the sum of FIFTY-THREE MILLION, TWO HUNDRED AND NINETY-TWO THOUSAND, NINE HUNDRED AND TWENTY-NINE DOLLARS AND FORTY-FIVE CENTS ($53,292,929.45), or so much thereof as may be advanced against this Note pursuant to the First Amended and Restated Credit Agreement dated as of June 29, 2004, by and among Maker, Bank One, NA, as a Lender and as the Administrative Agent, Wells Fargo Bank, National Association, as a Lender and as Syndication Agent, CALYON, as a Lender and as Documentation Agent and Societe Generale as a Lender and Documentation Agent, and the other Lenders signatory thereto (as amended, restated or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement. The indebtedness evidenced by this Note, both principal and interest, is payable as provided in the Credit Agreement.

         Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the Lenders to accelerate the maturity of all amounts due hereon. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

         This Note is issued pursuant to, is a "Note" under, and is payable as provided in, the Credit Agreement and is a substitution for and supersedes the Note dated June 29, 2004 and all other prior Notes under this Agreement.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF
LAW); PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                         SWIFT ENERGY COMPANY


                                         By: Alton D. Heckaman, Jr.
                                         Executive Vice President and
                                          Chief Financial Officer

                                         By: Adrian D. Shelley
                                         Treasurer


                           [PAGE ONE OF TWO PAGE NOTE]

                                         SWIFT ENERGY OPERATING, LLC


                                         By: Alton D. Heckaman, Jr.
                                         Executive Vice President and
                                          Chief Financial Officer


                                         By: Adrian D. Shelley

                                         SWIFT ENERGY OPERATING, LLC


                                         By: Alton D. Heckaman, Jr.
                                         Executive Vice President and
                                         Chief Financial Officer


                                         By: Adrian D. Shelley
                                         Treasurer


                           [PAGE TWO OF TWO PAGE NOTE]

                                    EXHIBIT I
                                 PROMISSORY NOTE
$53,292,929.45                    Houston, Texas               December 28, 2005

         FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of SOCIETE GENERALE ("Payee"), at the banking quarters of JPMorgan Chase Bank, N.A., in Houston, Harris County, Texas, the sum of FIFTY-THREE MILLION, TWO HUNDRED AND NINETY-TWO THOUSAND, NINE HUNDRED AND TWENTY-NINE DOLLARS AND FORTY-FIVE CENTS ($53,292,929.45), or so much thereof as may be advanced against this Note pursuant to the First Amended and Restated Credit Agreement dated as of June 29, 2004, by and among Maker, Bank One, NA, as a Lender and as the Administrative Agent, Wells Fargo Bank, National Association, as a Lender and as Syndication Agent, CALYON, as a Lender and as Documentation Agent and Societe Generale as a Lender and Documentation Agent, and the other Lenders signatory thereto (as amended, restated or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement. The indebtedness evidenced by this Note, both principal and interest, is payable as provided in the Credit Agreement.

         Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the Lenders to accelerate the maturity of all amounts due hereon. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

         This Note is issued pursuant to, is a "Note" under, and is payable as provided in, the Credit Agreement and is a substitution for and supersedes the Note dated June 29, 2004 and all other prior Notes under this Agreement.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF
LAW); PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                          SWIFT ENERGY COMPANY

                                          By: Alton D. Heckaman, Jr.
                                          Executive Vice President and
                                          Chief Financial Officer


                                          By: Adrian D. Shelley
                                              Treasurer


                           [PAGE ONE OF TWO PAGE NOTE]

                                          SWIFT ENERGY OPERATING, LLC


                                          By: Alton D. Heckaman, Jr.
                                          Executive Vice President and
                                          Chief Financial Officer


                                          By: Adrian D. Shelley
                                          Treasurer


                           [PAGE TWO OF TWO PAGE NOTE]

                                    EXHIBIT I
                                 PROMISSORY NOTE
$50,909,090.91                    Houston, Texas               December 28, 2005

         FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Payee"), at the banking quarters of JPMorgan Chase Bank, N.A., in Houston, Harris County, Texas, the sum of FIFTY MILLION, NINE HUNDRED AND NINE THOUSAND, NINETY DOLLARS AND NINETY-ONE CENTS ($50,909,090.91), or so much thereof as may be advanced against this Note pursuant to the First Amended and Restated Credit Agreement dated as of June 29, 2004, by and among Maker, Bank One, NA, as a Lender and as the Administrative Agent, Wells Fargo Bank, National Association, as a Lender and as Syndication Agent, CALYON, as a Lender and as Documentation Agent and Societe Generale as a Lender and Documentation Agent, and the other Lenders signatory thereto (as amended, restated or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement. The indebtedness evidenced by this Note, both principal and interest, is payable as provided in the Credit Agreement.

         Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the Lenders to accelerate the maturity of all amounts due hereon. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

         This Note is issued pursuant to, is a "Note" under, and is payable as provided in, the Credit Agreement and is a substitution for and supersedes the Note dated June 29, 2004 and all other prior Notes under this Agreement.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF
LAW); PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                          SWIFT ENERGY COMPANY

                                          By: Alton D. Heckaman, Jr.
                                          Executive Vice President and
                                          Chief Financial Officer


                                          By: Adrian D. Shelley
                                          Treasurer


                           [PAGE ONE OF TWO PAGE NOTE]

                                          SWIFT ENERGY OPERATING, LLC


                                          By: Alton D. Heckaman, Jr.
                                          Executive Vice President and
                                          Chief Financial Officer


                                          By: Adrian D. Shelley
                                          Treasurer



                           [PAGE TWO OF TWO PAGE NOTE]

                                    EXHIBIT I
                                 PROMISSORY NOTE
$48,000,000.00                    Houston, Texas               December 28, 2005

         FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of BANK OF SCOTLAND ("Payee"), at the banking quarters of JPMorgan Chase Bank, N.A., in Houston, Harris County, Texas, the sum of FORTY-EIGHT MILLION DOLLARS ($48,000,000.00), or so much thereof as may be advanced against this Note pursuant to the First Amended and Restated Credit Agreement dated as of June 29, 2004, by and among Maker, Bank One, NA, as a Lender and as the Administrative Agent, Wells Fargo Bank, National Association, as a Lender and as Syndication Agent, CALYON, as a Lender and as Documentation Agent and Societe Generale as a Lender and Documentation Agent, and the other Lenders signatory thereto (as amended, restated or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement. The indebtedness evidenced by this Note, both principal and interest, is payable as provided in the Credit Agreement.

         Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the Lenders to accelerate the maturity of all amounts due hereon. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

         This Note is issued pursuant to, is a "Note" under, and is payable as provided in, the Credit Agreement and is a substitution for and supersedes the Note dated June 29, 2004 and all other prior Notes under this Agreement.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF
LAW); PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                            SWIFT ENERGY COMPANY

                                            By: Alton D. Heckaman, Jr.
                                            Executive Vice President and
                                            Chief Financial Officer


                                            By: Adrian D. Shelley
                                            Treasurer


                           [PAGE ONE OF TWO PAGE NOTE]

                                            SWIFT ENERGY OPERATING, LLC


                                            By: Alton D. Heckaman, Jr.
                                            Executive Vice President and
                                            Chief Financial Officer


                                            By: Adrian D. Shelley
                                            Treasurer


                           [PAGE TWO OF TWO PAGE NOTE]

                                    EXHIBIT I
                                 PROMISSORY NOTE
$20,000,000.00                    Houston, Texas               December 28, 2005


         FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of NATEXIS BANQUES POPULAIRES ("Payee"), at the banking quarters of JPMorgan Chase Bank, N.A., in Houston, Harris County, Texas, the sum of TWENTY MILLION DOLLARS ($20,000,000.00), or so much thereof as may be advanced against this Note pursuant to the First Amended and Restated Credit Agreement dated as of June 29, 2004, by and among Maker, Bank One, NA, as a Lender and as the Administrative Agent, Wells Fargo Bank, National Association, as a Lender and as Syndication Agent, CALYON, as a Lender and as Documentation Agent and Societe Generale as a Lender and Documentation Agent, and the other Lenders signatory thereto (as amended, restated or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement. The indebtedness evidenced by this Note, both principal and interest, is payable as provided in the Credit Agreement.

         Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the Lenders to accelerate the maturity of all amounts due hereon. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

         This Note is issued pursuant to, is a "Note" under, and is payable as provided in, the Credit Agreement and is a substitution for and supersedes the Note dated June 29, 2004 and all other prior Notes under this Agreement.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF
LAW); PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                                SWIFT ENERGY COMPANY

                                                By: Alton D. Heckaman, Jr.
                                                Executive Vice President and
                                                Chief Financial Officer


                                                By: Adrian D. Shelley
                                                Treasurer





                           [PAGE ONE OF TWO PAGE NOTE]

                                                SWIFT ENERGY OPERATING, LLC


                                                By: Alton D. Heckaman, Jr.
                                                Executive Vice President and
                                                Chief Financial Officer


                                                By: Adrian D. Shelley
                                                Treasurer


                           [PAGE TWO OF TWO PAGE NOTE]

                                    EXHIBIT I
                                 PROMISSORY NOTE
$26,666,666.18                    Houston, Texas               December 28, 2005

         FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. ("Payee"), at the banking quarters of JPMorgan Chase Bank, N.A., in Houston, Harris County, Texas, the sum of TWENTY-SIX MILLION, SIX HUNDRED AND SIXTY-SIX THOUSAND, SIX HUNDRED AND SIXTY-SIX DOLLARS AND EIGHTEEN CENTS ($26,666,666.18), or so much thereof as may be advanced against this Note pursuant to the First Amended and Restated Credit Agreement dated as of June 29, 2004, by and among Maker, Bank One, NA, as a Lender and as the Administrative Agent, Wells Fargo Bank, National Association, as a Lender and as Syndication Agent, CALYON, as a Lender and as Documentation Agent and Societe Generale as a Lender and Documentation Agent, and the other Lenders signatory thereto (as amended, restated or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement. The indebtedness evidenced by this Note, both principal and interest, is payable as provided in the Credit Agreement.

         Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the Lenders to accelerate the maturity of all amounts due hereon. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

         This Note is issued pursuant to, is a "Note" under, and is payable as provided in, the Credit Agreement and is a substitution for and supersedes the Note dated June 29, 2004 and all other prior Notes under this Agreement.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF
LAW); PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                           SWIFT ENERGY COMPANY

                                           By: Alton D. Heckaman, Jr.
                                           Executive Vice President and
                                           Chief Financial Officer


                                           By: Adrian D. Shelley
                                           Treasurer


                           [PAGE ONE OF TWO PAGE NOTE]

                                           SWIFT ENERGY OPERATING, LLC


                                           By: Alton D. Heckaman, Jr.
                                           Executive Vice President and
                                           Chief Financial Officer


                                           By: Adrian D. Shelley
                                           Treasurer


                           [PAGE TWO OF TWO PAGE NOTE]

                                    EXHIBIT I
                                 PROMISSORY NOTE
$43,636,363.54                    Houston, Texas               December 28, 2005

         FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of BNP PARIBAS ("Payee"), at the banking quarters of JPMorgan Chase Bank, N.A., in Houston, Harris County, Texas, the sum of FORTY-THREE MILLION, SIX HUNDRED AND THIRTY-SIX THOUSAND, THREE HUNDRED AND SIXTY-THREE DOLLARS AND FIFTY-FOUR CENTS ($43,636,363.54), or so much thereof as may be advanced against this Note pursuant to the First Amended and Restated Credit Agreement dated as of June 29, 2004, by and among Maker, Bank One, NA, as a Lender and as the Administrative Agent, Wells Fargo Bank, National Association, as a Lender and as Syndication Agent, CALYON, as a Lender and as Documentation Agent and Societe Generale as a Lender and Documentation Agent, and the other Lenders signatory thereto (as amended, restated or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement. The indebtedness evidenced by this Note, both principal and interest, is payable as provided in the Credit Agreement.

         Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the Lenders to accelerate the maturity of all amounts due hereon. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

         This Note is issued pursuant to, is a "Note" under, and is payable as provided in, the Credit Agreement and is a substitution for and supersedes the Note dated June 29, 2004 and all other prior Notes under this Agreement.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF
LAW); PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                           SWIFT ENERGY COMPANY

                                           By: Alton D. Heckaman, Jr.
                                           Executive Vice President and
                                           Chief Financial Officer


                                           By: Adrian D. Shelley
                                           Treasurer


                           [PAGE ONE OF TWO PAGE NOTE]

                                           SWIFT ENERGY OPERATING, LLC


                                           By: Alton D. Heckaman, Jr.
                                           Executive Vice President and
                                           Chief Financial Officer


                                           By: Adrian D. Shelley
                                           Treasurer


                           [PAGE TWO OF TWO PAGE NOTE]

                                    EXHIBIT I
                                 PROMISSORY NOTE
$25,454,545.45                    Houston, Texas               December 28, 2005

         FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of COMERICA BANK ("Payee"), at the banking quarters of JPMorgan Chase Bank, N.A., in Houston, Harris County, Texas, the sum of TWENTY FIVE MILLION, FOUR HUNDRED FIFTY-FOUR THOUSAND, FIVE HUNDRED FORTY-FIVE DOLLARS AND FORTY-FIVE CENTS ($25,454,545.45), or so much thereof as may be advanced against this Note pursuant to the First Amended and Restated Credit Agreement dated as of June 29, 2004, by and among Maker, Bank One, NA, as a Lender and as the Administrative Agent, Wells Fargo Bank, National Association, as a Lender and as Syndication Agent, CALYON, as a Lender and as Documentation Agent and Societe Generale as a Lender and Documentation Agent, and the other Lenders signatory thereto (as amended, restated or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement. The indebtedness evidenced by this Note, both principal and interest, is payable as provided in the Credit Agreement.

         Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the Lenders to accelerate the maturity of all amounts due hereon. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

         This Note is issued pursuant to, is a "Note" under, and is payable as provided in, the Credit Agreement and is a substitution for and supersedes the Note dated September 28, 2004 and all other prior Notes under this Agreement.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF
LAW); PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                            SWIFT ENERGY COMPANY

                                            By: Alton D. Heckaman, Jr.
                                            Executive Vice President and
                                            Chief Financial Officer

                                            By: Adrian D. Shelley
                                            Treasurer


                           [PAGE ONE OF TWO PAGE NOTE]

                                            SWIFT ENERGY OPERATING, LLC


                                            By: Alton D. Heckaman, Jr.
                                            Executive Vice President and
                                            Chief Financial Officer


                                            By: Adrian D. Shelley
                                            Treasurer


                           [PAGE TWO OF TWO PAGE NOTE]

                                    EXHIBIT I
                                 PROMISSORY NOTE
$25,454,545.45                    Houston, Texas               December 28, 2005

         FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of AMEGY BANK NATIONAL ASSOCIATION ("Payee"), at the banking quarters of JPMorgan Chase Bank, N.A., in Houston, Harris County, Texas, the sum of TWENTY-FIVE MILLION, FOUR HUNDRED AND FIFTY-FOUR THOUSAND, FIVE HUNDRED AND FORTY-FIVE DOLLARS AND FORTY-FIVE CENTS ($25,454,545.45), or so much thereof as may be advanced against this Note pursuant to the First Amended and Restated Credit Agreement dated as of June 29, 2004, by and among Maker, Bank One, NA, as a Lender and as the Administrative Agent, Wells Fargo Bank, National Association, as a Lender and as Syndication Agent, CALYON, as a Lender and as Documentation Agent and Societe Generale as a Lender and Documentation Agent, and the other Lenders signatory thereto (as amended, restated or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement. The indebtedness evidenced by this Note, both principal and interest, is payable as provided in the Credit Agreement.

         Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the Lenders to accelerate the maturity of all amounts due hereon. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

         This Note is issued pursuant to, is a "Note" under, and is payable as provided in, the Credit Agreement and is a substitution for and supersedes the Note from Southwest Bank of Texas, N.A. dated June 29, 2004 and all other prior Notes under this Agreement.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF
LAW); PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                            SWIFT ENERGY COMPANY

                                            By: Alton D. Heckaman, Jr.
                                            Executive Vice President and
                                            Chief Financial Officer


                                            By: Adrian D. Shelley
                                            Treasurer


                           [PAGE ONE OF TWO PAGE NOTE]

                                            SWIFT ENERGY OPERATING, LLC


                                            By: Alton D. Heckaman, Jr.
                                            Executive Vice President and
                                            Chief Financial Officer


                                            By: Adrian D. Shelley
                                            Treasurer


                           [PAGE TWO OF TWO PAGE NOTE]

                                  EXHIBIT VIII

                          SUBSIDIARIES AND PARTNERSHIPS

                                       PERCENTAGE OWNERSHIP OF          PLACE OF
                                      OUTSTANDING COMMON STOCK,      INCORPORATION OR
                                       MEMBERSHIP INTEREST OR        JURISDICTION OF
                                        PARTNERSHIP INTEREST           FORMATION OF                   ADDRESS OF PRINCIPAL
                NAME                    (DISTRIBUTIVE SHARE)           PARTNERSHIP                      PLACE OF BUSINESS
                ----                    --------------------           -----------                      -----------------
SUBSIDIARIES:
------------
GASRS, Inc.                                    100.00%                      TX                    16825 Northchase Drive, Suite 400
                                                                                                  Houston, Texas 77060

SWENCO-Western, Inc.                           100.00%                      TX                    16825 Northchase Drive, Suite 400
                                                                                                  Houston, Texas 77060

Swift Energy Marketing Company                 100.00%                      TX                    16825 Northchase Drive, Suite 400
                                                                                                  Houston, Texas 77060

Swift Energy Exploration Services,             100.00%                      TX                    16825 Northchase Drive, Suite 400
Inc.                                                                                              Houston, Texas 77060

Swift Energy International, Inc.               100.00%                      DE                    16825 Northchase Drive, Suite 400
                                                                                                  Houston, Texas 77060

Swift Energy Canada, Ltd.                      100.00%                    Canada                  16825 Northchase Drive, Suite 400
                                                                                                  Houston, Texas  77060

Swift Energy Group, Inc.                       100.00%                      DE                    103 Foulk Road, Suite 202
                                                                                                  Wilmington, Delaware 19803

Swift Energy New Zealand Limited               100.00%                 New Zealand                16825 Northchase Drive, Suite 400
                                                                                                  Houston, Texas 77060

Swift Energy New Zealand Holdings              100.00%                      TX                    16825 Northchase Drive,
Limited                                                                                           Suite 400
                                                                                                  Houston, Texas 77060

Swift Energy Operating, LLC                    100.00%                      TX                    16825 Northchase Drive,
                                                                                                  Suite 400
                                                                                                  Houston, Texas 77060
Swift Energy USA, Inc.                         100.00%                      DE                    103 Foulk Road, Suite 202
                                                                                                  Wilmington, Delaware 19803

Southern Petroleum (New Zealand)               100.00%                      TX                    16825 Northchase
Exploration Limited                                                                               Suite 400
                                                                                                  Houston, Texas 77060

                                       PERCENTAGE OWNERSHIP OF          PLACE OF
                                      OUTSTANDING COMMON STOCK,      INCORPORATION OR
                                       MEMBERSHIP INTEREST OR        JURISDICTION OF
                                        PARTNERSHIP INTEREST           FORMATION OF                   ADDRESS OF PRINCIPAL
                NAME                    (DISTRIBUTIVE SHARE)           PARTNERSHIP                      PLACE OF BUSINESS
                ----                    --------------------           -----------                      -----------------

PARTNERSHIPS:
------------
Swift Energy Drilling Venture                  20.00%                       TX                    c/o Swift Energy Company
1996-1, Ltd.                                                                                      16825 Northchase
(Dissolved 12/31/2005)                                                                            Houston, Texas 77060

Swift Energy Drilling Venture                  20.00%                       TX                    c/o Swift Energy Company
1997-1, Ltd.                                                                                      16825 Northchase
(Dissolved 12/31/2005)                                                                            Houston, Texas 77060

Swift Energy Drilling Venture                  20.00%                       TX                    c/o Swift Energy Company
1997-2, Ltd.                                                                                      16825 Northchase Drive, Suite 400
(Dissolved 12/31/2005)                                                                            Houston, Texas 77060

Swift Energy Drilling Venture                  20.00%                       TX                    c/o Swift Energy Company
1998-1, Ltd.                                                                                      16825 Northchase Drive, Suite 400
(Dissolved 12/31/2005)                                                                            Houston, Texas 77060

Swift Energy Development Program               40.00%                       TX                    c/o Swift Energy Company
1996-A, Ltd.                                                                                      16825 Northchase Drive, Suite 400
                                                                                                  Houston, Texas 77060
Swift Energy Development Program               40.00%                       TX                    c/o Swift Energy Company
1998, Ltd.                                                                                        16825 Northchase Drive, Suite 400
                                                                                                  Houston, Texas 77060